Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 2

TO

SERIES 2012-VFN INDENTURE SUPPLEMENT

THIS AMENDMENT NO. 2 TO SERIES 2012-VFN INDENTURE SUPPLEMENT (this “Amendment”) is made as of January 26, 2015, by and between Navistar Financial Dealer Note Master Owner Trust II, a Delaware statutory trust (the “Issuing Entity”), and Citibank, N.A., a national banking association, as indenture trustee (the “Indenture Trustee”).

The Issuing Entity and the Indenture Trustee are parties to the Indenture, dated as of November 2, 2011, as amended by Amendment No. 1, dated as of February 13, 2013 (as amended, the “Indenture”), and the related Series 2012-VFN Indenture Supplement, dated as of August 29, 2012, as amended by Amendment No. 1, dated as of September 13, 2013 (as amended, the “Series 2012-VFN Indenture Supplement”). The Issuing Entity and the Indenture Trustee have agreed to amend the 2012-VFN Indenture Supplement pursuant to Section 10.02 of the Indenture in the manner set forth herein. Capitalized terms used herein but not otherwise defined have the meanings set forth in the Series 2012-VFN Indenture Supplement.

1. Amendments

(a)	Amendment to Article II. A new Section 2.04 will be added to Article II of the Series 2012-VFN Indenture Supplement in the proper numerical order, to read as follows:

“Section 2.04 Reopening.

(a) The Depositor may from time to time, with the prior written consent of each Managing Agent, but without notice to or the consent from any Securityholders, cause the Issuing Entity to create and issue additional Series 2012-VFN Notes equal in rank to any Class of Series 2012-VFN Notes previously offered in all respects or in all respects except there will not be any payment of interest accruing prior to the issuance date of such additional Series 2012-VFN Notes in a Class of Series 2012-VFN Notes or except for the first date of payment of interest following the issuance date of such additional Series 2012-VFN Notes in a Class of Series 2012-VFN Notes. When issued, the additional Series 2012-VFN Notes of a Class shall be equally and ratably entitled to the benefits of the Indenture and this Indenture Supplement applicable to those Series 2012-VFN Notes with the other Outstanding Notes of that Class without preference, priority or distinction. These additional Series 2012-VFN Notes may be consolidated and form a single Class with the previously issued Series 2012-VFN Notes of such Class and shall have the same terms as to status, redemption or otherwise as the previously issued Series 2012-VFN Notes.

(b) Notwithstanding Section 3.04 or otherwise, on any Business Day on which any Series 2012-VFN Note is issued pursuant to Section 2.04(a), the Issuing Entity may cause (i) the principal portion of any Series 2012-VFN Notes outstanding prior to such issuance to be prepaid in full or in part to any Series 2012-VFN Noteholders on a non-pro rata basis with the proceeds from issuance of any Series 2012-VFN Note issued pursuant to Section 2.04(a) issued substantially contemporaneously with such prepayment and (ii) any related due and unpaid Series 2012-VFN Monthly Interest, Additional Amounts and Non-Use Fees on any such prepaid Series 2012-VFN Notes to be paid from Collections otherwise distributable to the Depositor or Certificateholder on such day.”

(b)	Amendment to Section 3.04. Section 3.04 of the Series 2012-VFN Indenture Supplement shall be amended by adding the following sentence immediately prior to the end thereof:

“For the avoidance of doubt, for purposes of principal distributions in this Section 3.04, “pro rata” shall mean “pro rata based on outstanding principal amount.””

2. Miscellaneous. As amended by this Amendment, the Series 2012-VFN Indenture Supplement is in all respects ratified and confirmed and the Series 2012-VFN Indenture Supplement as so amended by this Amendment shall be read, taken and construed as one and the same instrument. This Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York, without reference to the conflict of law provisions thereof or any other jurisdiction, other than Section 5-1401 and Section 5-1402 of the New York General Obligations Law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

3. Limitation of Owner Trustee Liability. Notwithstanding anything to the contrary, this Amendment has been signed by Deutsche Bank Trust Company Delaware, not in its individual capacity but solely in its capacity as Owner Trustee on behalf of the Issuing Entity. Each of the representations, undertakings and agreements herein made on the part of the Issuing Entity is made and intended not as a personal representation, undertaking or agreement by Deutsche Bank Trust Company Delaware, but is made for the purpose of binding only the Issuing Entity. In no event shall Deutsche Bank Trust Company Delaware have any personal liability for the representations, warranties, covenants, agreement or other obligations of the Issuing Entity hereunder or in any Notes, certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuing Entity.

4. Rights of the Indenture Trustee. The Indenture Trustee shall be afforded the same rights, protections, immunities and indemnities as are set forth in the Indenture as if specifically set forth herein. The Indenture Trustee shall not be responsible for and makes no representation

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as to the validity or adequacy of this Amendment and is not responsible for any statement made herein. The Administrator hereby certifies that all of the conditions precedent for the making of this Amendment have been complied with.

[signatures on next page]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to Series 2012-VFN Indenture Supplement to be duly executed by their respective officers as of the date first written above.

NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST II,
as Issuing Entity

By:	DEUTSCHE BANK TRUST COMPANY
DELAWARE,
as Owner Trustee and not in its individual capacity

By:	/s/ Michele HY Voon
Name:	Michele HY Voon
Title:	Attorney-in-fact

By:	/s/ Susan Barstock
Name:	Susan Barstock
Title:	Attorney-in-fact

CITIBANK, N.A., as Indenture Trustee and not in its individual capacity

By:	/s/ Jacqueline Suarez
Name:	Jacqueline Suarez
Title:	Vice President

Amendment No. 2 to

Series 2012-VFN Indenture Supplement

The undersigned hereby (a) acknowledge that Bank of America, National Association, The Bank of Nova Scotia and Credit Suisse AG, New York Branch, in their respective capacities as Managing Agents, own 100% of the Series 2012-VFN Notes and that Bank of America, National Association, The Bank of Nova Scotia and Credit Suisse AG, New York Branch are the Managing Agents under the Note Purchase Agreement, (b) acknowledge receipt of notice of this Amendment No. 2 to Series 2010-VFN Indenture Supplement and (c) consent to the execution thereof:

BANK OF AMERICA, NATIONAL ASSOCIATION,
as Administrative Agent

By:	/s/ Adarsh Dhand
Name:	Adarsh Dhand
Title:	Vice President

BANK OF AMERICA, NATIONAL ASSOCIATION, as a Committed Purchaser and Managing Agent for the Bank of America Purchaser Group

By:	/s/ Adarsh Dhand
Name:	Adarsh Dhand
Title:	Vice President

Amendment No. 2 to

Series 2012-VFN Indenture Supplement

LIBERTY STREET FUNDING LLC,
as a Conduit Purchaser for the Liberty Street Purchaser Group

By:	/s/ Jill A. Russo
Name:	Jill A. Russo
Title:	Vice President

THE BANK OF NOVA SCOTIA, as a Committed Purchaser and Managing Agent for the Liberty Street Purchaser Group

By:	/s/ Paul J. Czach
Name:	Paula J. Czach
Title:	Managing Director

Amendment No. 2 to

Series 2012-VFN Indenture Supplement

CREDIT SUISSE AG, NEW YORK BRANCH,
as the Managing Agent for the CS Purchaser Group

By:	/s/ Jason Muncy
Name:	Jason Muncy
Title:	Vice President

By:	/s/ Oliver Nisenson
Name:	Oliver Nisenson
Title:	Director

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Committed Purchaser for the CS Purchaser Group

By:	/s/ Jason Muncy
Name:	Jason Muncy
Title:	Authorized Signatory

By:	/s/ Oliver Nisenson
Name:	Oliver Nisenson
Title:	Authorized Signatory

Amendment No. 2 to

Series 2012-VFN Indenture Supplement

With respect to Section 4 of this Amendment, agreed to by:

NAVISTAR FINANCIAL CORPORATION, as Administrator

By:	/s/ Mary Ellen Kummer
Name:	Mary Ellen Kummer
Title:	Vice President and Assistant Treasurer

Amendment No. 2 to

Series 2012-VFN Indenture Supplement